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Exhibit 3.01


[GRAPHIC     DEAN HELLER
OMITTED]     Secretary of State
             204 North Carson Street, Suite 1
             Carson City, Nevada 89701-4299
             (775) 684 5708
             Website: secretaryofstate.biz


ARTICLES OF INCORPORATION                              Document Number
                             Filed in the office of    20070104472-67
                                  Ross Miller          Filing Date and Time
                               Secretary of State      02-13-2007 2:15 PM
                                State of Nevada        Entry Number
                                                       E0100302007-8

1. Name of Corporation:       TC Power Management Corp.
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2. Resident agent             Corporate Creations Network Inc.
                              8275 South Eastern Avenue #200
                              Las Vegas, Nevada 89123
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3. Shares:                    Number of shares with par value: 100,000
                              Par value $.01
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4. Names and Addresses        Gordon W. Douglas
   of Board of Directors      Chancery Court, 1st Floor
                              Providenciales, Turks and Caicos Islands
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5. Purpose:                   The purpose of this Corporation shall be:
                              Power Management
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6. Names and Address          Talde Bacz                    /s/ Taide Bacz
   and Signature of           941 Fourth Street
   Incorporator               Miami Beach, FL 33139
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7. Certificate of             I hereby accept appointment as Resident Agent for
   Acceptance                 the above named corporation.

                              /s/ signature                 02/13/2007
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